VOYA INVESTORS TRUST

VY® DFA World Equity Portfolio

VY® Franklin Templeton Founding Strategy Portfolio

VY® Franklin Mutual Shares Portfolio

(each a “Portfolio” and collectively the “Portfolios”)

Supplement dated March 27, 2015

to the Portfolios’ Prospectuses, Summary Prospectuses, and

related Statements of Additional Information (“SAIs”),

each dated May 1, 2014

On March 12, 2015, the Board of Trustees of Voya Investors Trust (“Board”) approved a proposal to reorganize the Portfolios (the “Merging Portfolios”) with and into the following “Surviving Portfolios” (each a “Reorganization” and collectively the “Reorganizations”):

Merging Portfolio	Surviving Portfolio
VY® DFA World Equity Portfolio	Voya Global Value Advantage Portfolio
VY® Franklin Mutual Shares Portfolio	Voya Large Cap Value Portfolio
VY® Franklin Templeton Founding Strategy Portfolio	Voya Solution Moderately Aggressive Portfolio

The proposed Reorganizations are subject to approval by the shareholders of each Merging Portfolio. Proxy statements/prospectuses detailing the proposed Reorganizations are expected to be mailed to each Merging Portfolio’s shareholders on or about June 19, 2015, and shareholder meetings are scheduled to be held on or about July 28, 2015. Each Merging Portfolio will notify its shareholders if shareholder approval of its proposed Reorganization is not obtained. If shareholder approval of each proposed Reorganization is obtained, it is expected that the Reorganizations will take place on or about August 14, 2015.

If shareholders of the Merging Portfolios approve their Reorganizations, from the beginning of business on August 3, 2015 through the close of business on August 14, 2015, these Merging Portfolios will be in a “transition period” during which time a transition manager will sell all or most of their assets and the transition manager may hold a large portion of the Merging Portfolios’ assets in temporary investments. During this time, these Merging Portfolios may not be pursuing their investment objective and strategies, and limitations on permissible investments and investment restrictions will not apply. The sales and purchases of securities during the transition period are expected to result in buy and sell transactions and such transactions may be made at a disadvantageous time.

Following the Reorganizations, each Merging Portfolio’s shareholders will hold shares of its Surviving Portfolio as reflected in the table above. For more information regarding a Surviving Portfolio, please contact a Shareholder Services representative at 1-800-366-0066 or your financial professional.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE